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                                                                  Exhibit 10.13

                                OFFICE LEASE FORM
        of the Building Owners and Managers Association of San Francisco


                                     PARTIES

         THIS LEASE, made this 21st day of June, 1996, between GORR PARTNERS, LLC, a California limited liability company, Landlord, and WIRED VENTURES, INC., a Delaware corporation, Tenant.

                                   WITNESSETH:

         1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those certain premises (hereinafter called "premises") outlined in red on Exhibit A attached hereto and by this reference made a part hereof, said premises being situated on the second floor of that certain building (hereinafter called "building") known as 660 Third Street, San Francisco, California.

         Said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

         2. PURPOSE. The premises shall be used for general office purposes and for no other use or purpose without the prior written consent of Landlord.

         3. TERM. The term of this Lease shall be for the period from the Lease Commitment Date to the Lease Expiration Date ("Lease Term") unless earlier terminated or extended according to the terms of this Lease. See Addendum.

         4. POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of the said premises to Tenant at the commencement of the term hereof, this Lease shall not be void or voidable except as set forth herein, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event there shall be a proportionate reduction of rent covering the period between the commencement of said term and the time when Landlord can deliver possession. See Addendum. Should Landlord tender possession of the premises to Tenant prior to the date specified for the commencement of the term, and Tenant accepts such prior tender, such prior occupancy shall be subject to all terms, covenants, and conditions of this Lease, including the payment of rent. No delay in delivery of possession shall operate to extend the term hereof. Within 10 days after written request from Landlord, Tenant shall execute and return to Landlord an acknowledgment of the commencement date of the term of this lease. See Addendum.





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         5.       RENT.

                  (a) On or before the first business day of each calendar month during the term hereof Tenant shall pay to Landlord, as minimum monthly rent for the premises, the sum specified in the Basic Lease Information. The minimum monthly rent for any partial month shall be prorated at the rate of 1/30 of the minimum monthly rent per day.

         Said rent shall be paid by Tenant to Landlord, in advance, without deduction or offset, in lawful money of the United States of America at 290 San Bruno Avenue, San Francisco, CA 94103, San Francisco, California, or to such other person or at such other place as Landlord may from time to time designate in writing.

                  (b) All charges and other amounts of any kind payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent. Landlord shall have the same remedies for default in the payment of additional rent as for default in the payment of basic rent. Basic rent and additional rent are collectively sometimes hereinafter referred to as rent.

                  (c) All rent payable by Tenant to Landlord hereunder, if not received by Landlord within five (5) days of the date when due, shall bear interest from the due date until paid at the publicly announced prime rate or reference rate charged on such due date by the San Francisco Main Office of bank of America, N.T. & S.A. (or any successor bank) for short term, unsecured loans to its most creditworthy borrowers, plus four percent (4%) per annum, but in no event shall such interest exceed the maximum rate permitted by law. Landlord's acceptance of any interest payments shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the rights and remedies available to Landlord under this Lease or by law.

         6.       RENTAL ADJUSTMENT.

                  (a) In addition to the monthly rent provided for in Paragraph 5 hereof, Tenant shall pay to Landlord the sums set forth in the following subparagraphs. Tenant's percentage share as set forth below has been calculated by dividing the number of square feet of rentable area in the Premises by the number of square feet of rentable area in the building. In the event the rentable area of the building is changed, the Tenant's percentage share shall be appropriately adjusted. Rentable area shall be based upon the Building Owners and Managers Association International (BOMAI) standard method of floor measurement for office buildings. Tenant hereby approves and accepts Landlord's calculation of Tenant's current percentage share as set forth below.

                  (b) TAX INCREASES AND ASSESSMENTS. Subject to the terms of the Addendum, Tenant shall pay to Landlord an amount equal to Tenant's percentage share as specified in the Basic Lease Information of any increase in real property taxes and assessments or other fees or charges of whatsoever kind or character imposed by a governmental agency which may be levied on the land and building of which the premises are a part and personal property taxes levied on personal property of Landlord used in the operation of said land and building above the amount




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of such taxes levied and assessed for the fiscal tax year ending June 30, 1997, either by way of increase in the rate or in the assessed valuation of said land and building or by imposition of any such charges by ordinance or statute of any authority having jurisdiction. For the purposes of the (a) real and personal property taxes shall include, without limitation, taxes of every kind and nature levied and assessed in lieu of or in substitution for existing or additional real or personal property taxes on said land and building as well as any form of assessment, license, fee, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state, or federal government, or any school, agricultural, lighting, drainage, or other improvement district, as against any legal or equitable interest of Landlord in the premises or in the real property of which the premises are a part, or as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the premises. In addition, Tenant shall pay one hundred per cent (100%) of any increase in taxes or assessments of whatsoever kind and nature (including, without limitation, all personal property taxes) caused by improvements or installations made by Tenant to the premises at any time during the term hereof after the lease Commencement Date. In the event said taxes or assessments are charged to or paid or payable by Landlord, Tenant forthwith upon demand therefore, shall reimburse Landlord for all amounts of such taxes or assessments chargeable against Tenant pursuant to this subparagraph (b) and paid by Landlord. See Addendum.

                  (c) OPERATING EXPENSE INCREASES. Tenant shall pay to Landlord, at the times hereinafter set forth, an amount equal to Tenant's percentage share as specified in the Basic Lease Information of any increase in direct expenses paid or incurred by Landlord on account of the operation or maintenance of the building above such direct expenses paid or incurred by Landlord during the Base Year. "Base Year" as used in this subparagraph (b) shall mean the calendar year 1997. "Direct expenses" as used herein shall include all direct costs of operation and maintenance as determined by standard accounting practices as set forth in the Building Owners and Managers Association International (BOMAI) chart of accounts from time to time (excluding, however, any and all taxes of the nature set forth in subparagraph (b) above) and shall include the following by way of illustration but not limitation: the cost of contesting by appropriate proceeding the amount or the validity of any of the aforementioned taxes or fees; water and sewer charges; insurance premises; license, permit and inspection fees; charges of heat, power and steam; janitorial services; labor; supplies; materials, equipment and tools; management expenses and the cost of capital improvements made by Landlord to the Building that are intended to reduce other Operating Expenses or that are required under any governmental law or regulation that is not applicable to the Building as of the date of Commencement of this Lease, such cost or allocable portion thereof to be amortized over such useful life of the improvement together with interest on the unamortized balance at the rate that was paid by landlord on funds borrowed for the purpose of constructing or installing such capital improvements, or, if landlord does not borrow such funds, would have been paid had the Landlord borrowed funds for such purpose but in no event shall such interest rate exceed the maximum rate permitted by law. "Direct expenses" as used herein shall not include depreciation on the building, real estate broker's commissions, tenant improvements, interest and capital items other than those referred to above. In the event the Building is not fully occupied during any Expense Year or in the event the entire Building is not provided with Building standard




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services during any Expense Year, an adjustment shall be made by Landlord in computing Operating Expenses for such Expense Year so that Operating Expenses shall be computed as though 95% of the entire Building had been occupied and 95% of the entire Building had been provided with Building standard services during such year (or such Operating Expenses shall be computed in accordance with actual occupancy or actual provision of Building standard services if such respective amounts shall exceed 95%); provided, however, that in no event shall the aggregate amount of Operating Expenses collected by Landlord from all Tenants in the Building exceed the actual Operating Expenses for said year. See Addendum.

         7. SECURITY DEPOSIT. Simultaneously with the execution of this lease, Tenant shall deposit with Landlord the sum of $42,510.00, of which sum $18,155.31 shall be payment of the first month's rent and the balance thereof, namely, $24,354.69, shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this lease. Provided that at the end of the term Tenant shall have delivered up the Premises to Landlord, broom clean, and in the same condition as at the commencement date, reasonable wear excepted, said sum held as security shall be returned to Tenant. No interest shall be payable thereon and Landlord shall not be required to keep said sum in a separate account. If Tenant fails to pay any Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may at its option apply or retain all or any portion of the deposit for the payment of any Rent or other charge in default or the payment of any other sum to which landlord may become obligated by Tenant's default, or to compensate Landlord for any loss damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the deposit, then within 10 days after demand therefor Tenant shall deposit cash with Landlord in an amount sufficient to restore the deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord's application or retention of the deposit shall not constitute a waiver of Tenant's default to the extent that the deposit does not fully compensate Landlord for all losses or damages incurred by Landlord in connection with such default and shall not prejudice any other rights or remedies available to Landlord under this Lease or by law. Within thirty (30) days after termination of this Lease, Landlord shall return the unapplied portion of the security deposit to the Tenant.

         No security or guaranty which may now or hereafter be furnished Landlord for the payment of the rent herein reserved or for performance by Tenant of the other covenants or conditions of this Lease shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of the premises, or to any action which Landlord may at any time commence for a breach of any of the covenants or conditions of this Lease.

         8. USES PROHIBITED. Tenant shall not do or permit anything to be done in or about the premises nor bring or keep anything therein which will in any way increase the rate of or affect any fire or other insurance upon the building or any of its contents or cause a cancellation of any insurance policy covering said building or contents. Tenant shall not do or permit anything to be done in or about the premises which will in any way unreasonably obstruct or interfere with the rights of other tenants or occupants of the building or injury or annoy them, or use or allow the premises to be used for any residential, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the premises.




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No loudspeakers or other similar device, system or apparatus which can be heard or experienced outside the premises shall, without the prior written approval of Landlord, be used in or at the premises. Tenant shall not commit or suffer to be committed any waste in or upon the premises.
See Addendum.

         9. COMPLIANCE WITH LAW. Tenant shall not use or permit anything to be done in or about the premises which will in any way conflict with any law, statute, ordinance or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the Tenant's use of occupancy of the premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant. Further, Tenant shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations ("Hazardous Material Laws") relating to hygiene, environmental protection, or the presence, use generation, storage, transportation or disposal of any toxic or hazardous substances, as the same may be amended from time to time, including without limitation, obtaining any required permits or licenses, and Tenant shall handle, treat, manage and dispose of any and all toxic or hazardous substances in strict conformity with all manufacturers' instructions and prudent business practices. See Addendum.

         10. ALTERATIONS. After the Commencement Date, Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the premises (see Addendum) or any part thereof without the written consent of Landlord first had and obtained which shall not be unreasonably withheld or delayed. Any alterations, additions, or improvements to or of said premises, including without limitation any partitions, movable or otherwise, and all carpeting, shall at once become a part of the realty and belong to Landlord. Movable furniture, equipment and trade fixtures shall remain the property of Tenant. If Landlord consents to the making of any alterations, additions or Improvements to the premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense and any contractor or person selected by Tenant to make the same must first be approved of in writing by Landlord which shall not be unreasonably withheld or delayed, subject to Paragraph 9 of the Addendum. Tenant's obligation to remove any alterations, additions, improvements, fixtures and/or personal property and to repair any damage from such removal shall survive the termination of this Lease.

         Construction of the alterations, additions, or improvements shall be completed in accordance with drawings and specifications approved in advance in writing by Landlord, shall be carried out in a good and workmanlike manner, and shall comply with all applicable requirements of governmental authorities and such additional conditions as Landlord may reasonably impose.





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         11. REPAIR. By entry hereunder upon the commencement of the term hereof, Tenant accepts the premises as being in good, sanitary order, condition and repair. Tenant, at Tenant's sole cost and expense, shall keep the premises and every part thereof in good condition and repair, damage thereto by fire, earthquake, act of God or the elements not caused by Tenant's negligent or willful act excepted, Tenant hereby waiving all rights to make repairs at the expense of the Landlord as provided by law, statute or ordinance now or hereafter in effect. Upon the expiration or sooner termination of the term hereof, Tenant shall surrender the premises to Landlord in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted, unless caused by Tenant's negligent or willful act. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the premises or any part thereof and that no representations respecting the condition of the premises or the building have been made by Landlord to Tenant except as specifically set forth in Exhibit B attached hereto. There shall be no abatement of Rent and no liability to Landlord by reason of any injury or to interference with Tenant's business arising from the making of any repair or performance of any maintenance obligations by the Landlord, except for any damages caused by Landlord's negligence or intentional acts but in no event any consequential damages.

         12. ABANDONMENT. Tenant shall not abandon the premises at any time during the term hereof, and if Tenant shall abandon or surrender the premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the premises shall be deemed to be abandoned, at the option of Landlord.

         13. LIENS. Tenant shall keep the premises and the building and the land upon which the building is situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall in the event of the filing of any such lien, post any bond required to release the premises therefrom. Should Tenant fail to remove any such lien within five
(5) business days after notice to do so from Landlord, Landlord may, in addition to any other remedies, record a bond pursuant to California Civil Code Section 3143 and all amounts incurred by Landlord in so doing shall become immediately due and payable by Tenant to Landlord as additional rent. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the building from such lines.

         14. ASSIGNMENT AND SUBLETTING.

                  (a) Tenant shall not mortgage, pledge, hypothecate or encumber this Lease or any interest therein. Tenant shall not assign this Lease or sublet or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the Premises, or any part hereof, or sublet any right or privilege appurtenant thereto without the prior written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld or delayed. Landlord's consent to one assignment, subleasing or occupancy shall not be deemed to be a consent to any subsequent assignment, subleasing or occupancy. See Addendum.





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                  (b) Provided further and notwithstanding anything herein
before set forth: In the event that at any time or from time to time during the term of this Lease, Tenant desires to sublet all or any part of the Premises, Tenant shall notify the Landlord in writing (the "Sublet Notice") of the terms of the proposed subletting, and the area so proposed to be sublet and shall give Landlord the right to sublet from Tenant such space (the "Sublet Space") on the same terms as those contained in the Sublet Notice. See Addendum.

         If Landlord fails to exercise its option and Tenant desires to complete the proposed sublease, Tenant shall deliver an executed copy of such sublease to Landlord in order to obtain its consent as required in paragraph 14(a) above. See Addendum. If Landlord consents to a sublease, then such sublease shall be subject to and made upon the following terms:

                           (i) any such sublease shall be subject to the terms
of this Lease and the term thereof may not extend beyond the expiration of the term of this Lease;

                           (ii) no subtenant shall have a right to further
sublease its premises. If Landlord fails to exercise such option, and Tenant fails to consummate a sublease with a third party within 60 days after the expiration of Landlord's option period on the same terms and conditions contained in the Sublet Notice, Tenant shall be required to deliver a new Sublet Notice to Landlord and comply with the terms and conditions set forth above before any further subletting shall be permitted.

                  (c) Regardless of Landlord's consent, no subletting nor assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay rent and perform other obligations of Tenant under this lease.

                  (d) In no event shall Tenant assign this Lease or sublet the premises or any portion thereof to any then existing or prospective tenant (with whom Landlord has negotiated in the last six months) of said building.

                  (e) Tenant shall pay Landlord's reasonable costs not to exceed $1000 incurred in connection with Tenant's request to assign this lease or sublet the premises, regardless whether or not the Landlord consents to the proposed transfer.

                  (f) If Tenant is a corporation or a partnership, the transfer (as a consequence of a single transaction or any number of separate transactions) of thirty-five percent (35%) or more of the beneficial ownership interest of the voting stock of Tenant issued and outstanding as of the date hereof or of the partnership interests in Tenant, as the case may be, shall constitute an assignment hereunder for which such consent is required. See Addendum.

         15. INDEMNIFICATION OF LANDLORD. Tenant agrees to indemnify and defend Landlord against and save Landlord harmless from any and all loss, cost, liability, damage and expense, including without limitation penalties, fines and reasonable attorneys fees and costs, except as caused by the negligent or intentional acts of Landlord, its employees or agents, incurred in connection with or arising from (1) any default by Tenant in the observance or performance of




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any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (2) the use or occupancy or manner of the use or occupancy of the Premises by Tenant or any other person or entity claiming through or under Tenant, including without limitation, the presence, use, generation, storage, transportation or disposal of any toxic or hazardous substances, or (3) the condition of the Premises after the Commencement Date and during the term of the Lease or any occurrence or happening on the Premises from any cause whatsoever, or (4) any acts, omissions or negligence of Tenant or of Tenant's agents, contractors, employees, subtenants, licensees, invitees or visitors or any such person or entity, in, on or about the Premises or the Building, either prior to the commencement of, during, or after the expiration of the term, including without limitation any acts, omissions or negligence in the making or performing of any alterations. Tenant further agrees to indemnify, defend and save harmless Landlord's agents from and against any and all loss, cost, liability, damage and expense, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy condition, occurrence, happening, act, omission or negligence referred to in the preceding sentence. In the event any action or proceeding is brought against Landlord for any claim against which Tenant is obligated to indemnify Landlord hereunder, Tenant upon notice from Landlord shall defend such action or proceedings at Tenant's sole expense by counsel approved by Landlord, which approval shall not be unreasonably withheld or delayed. The provisions of this Section 15 shall survive the expiration or earlier termination of this lease.

         16. INSURANCE. Tenant agrees to keep in force during the term hereof, at Tenant's expense, public liability and property damage insurance with combined single limits in the amount of not less than $2,000,000. Said policy shall name Landlord as an additional insured, and shall insure Landlord's contingent liability as respects acts, or omissions of Tenant, shall be issued by an insurance company licensed to do business in the state where the premises are located; and shall provide that said insurance shall not be cancelled or amended unless thirty (30) days' prior written notice to Landlord is first given. Said policy or a certificate thereof shall be delivered to landlord by Tenant prior to the commencement of the term and each renewal of such insurance. Tenant and Landlord hereby waives all rights of subrogation against each other to which any insurance carrier may at any time become entitled under any policy of insurance carried by such other party.

         17. UTILITIES. Subject to the provisions of the Addendum, Landlord shall furnish to the premises, during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations of the building, water and electricity suitable for the use of the premises for general office purposes, including without limitation, use of the premises for on-line computer operations (provided, however, that Landlord shall be under no obligation to provide electricity in an amount exceeding the capacity of the electrical panels described in Paragraph 1(d) of the Work Letter) and heat required in Landlord's judgement for the comfortable use and occupation of the premises for such purposes, janitorial service, and elevator service. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure or delay is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or is caused directly or indirectly by the




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limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the premises or the building, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of business or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Tenant shall pay and provide for all services and utilities not furnished by Landlord.

         Tenant will not, without the written consent of Landlord, use any apparatus or device in the premises which will in any way increase the amount of cooling capacity or water usually furnished or supplied for use of the premises for general office purposes or connect with or water pipes, any apparatus or device for the purpose of using water. If Tenant shall require water in excess of that customarily furnished or supplied to other tenants of the building for use of their premises for general office purposes, Tenant shall first procure the consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause a water meter to be installed in the premises so as to measure the amount of excess water consumed by Tenant. The cost of any such meter and of the installation, maintenance and repair thereof shall be paid by Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor the cost of all such excess water consumed, as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the excess water so consumed.

         18. PERSONAL PROPERTY AND OTHER TAXES. Tenant shall pay, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the premises, including carpeting installed by Tenant even though said carpeting has become a part of the leased premises; and any and all taxes or increases therein levied or assessed on Landlord or Tenant by virtue of alterations, additions or improvements to the premises made by Tenant or Landlord at Tenant's request after the Lease Commencement Date. In the event said taxes are charged to or paid or payable by Landlord, Tenant, forthwith upon demand therefore, shall reimburse Landlord for all of such taxes paid by Landlord.

         19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease and all modifications of and additions thereto applicable to all tenants of the building from time to time put into effect by Landlord of which Tenant shall have notice, provided that such rules and regulations do not unreasonably interfere with Tenant's use of the premises as permitted herein. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the building of any of said rules and regulations.

         20. HOLDING OVER. If Tenant holds possession of the premises after the term of this lease, Tenant shall, (at option of Landlord to be exercised by Landlord's giving written notice to Tenant and not otherwise) become a Tenant from month to month upon the terms and conditions herein specified, so far as applicable, at a monthly rental of 140% of the last month's rent payable in advance, in lawful money, and shall continue to be such Tenant until thirty (30) days after Tenant shall have given to Landlord or Landlord shall have given to Tenant a written




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notice of intent to terminate such monthly tenancy. Unless Landlord shall exercise the option hereby given him, Tenant shall be a Tenant at sufferance only, whether or not Landlord shall accept any rent from Tenant while Tenant is so holding over.

         21. SUBORDINATION. This Lease shall be subject and subordinate at all times to all ground or underlying leases which may now exist or hereafter be executed affecting the building and/or the land upon which the building is situated and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against said building and/or land or on or against the Landlord's interest or estate therein or on or against any ground or underlying lease without the necessity of having further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, upon demand, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. In the event of termination of any ground or underlying lease, or in the event of foreclosure or exercise of any power of sale under any mortgage or deed of trust superior to this Lease or to which this Lease is subject or subordinate, upon Tenant's attornment to the Lessor under such ground or underlying lease or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any mortgage or deed of trust, this Lease shall not terminate and Tenant shall automatically be and become the Tenant of said Lessor under such ground or underlying lease or to said purchaser, whichever shall make demand therefore. See Addendum.

         22. ENTRY BY LANDLORD. Landlord reserves and shall upon twenty-four hours prior notice, except for emergencies, have the right to enter the premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit the premises to prospective purchasers or tenants, to post notices of nonresponsibility, and to alter, improve or repair the premises and any portion of the building without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the premises shall not be blocked thereby and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy of quiet enjoyment of the premises, and other loss occasioned by such entry unless caused by Landlord's negligence or intentional wrongful acts excluding consequential damages. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon and about the premises excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the premises, and any entry to the premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the premises or an eviction of Tenant from the premises or any portion thereof.

         23. INSOLVENCY OR BANKRUPTCY. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant or (b) any action taken or suffered by Tenant under any insolvency, bankruptcy or reorganization act, other than an assignment




                                       10.

pursuant to the terms of Paragraph 14 of the Addendum, shall constitute a breach of this Lease by Tenant. Upon the happening of any such event this lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. Except as set forth in Paragraph 14 of the Addendum, in no event shall this Lease be assigned or assignable by reason of any voluntary or involuntary bankruptcy proceeding nor shall any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency or reorganization proceedings. See Addendum.

         24. DEFAULT. See Addendum. In the event of any breach or default of Lease by Tenant, then Landlord, besides any other rights and remedies of Landlord at law or equity, shall have the right either to terminate Tenant's right to possession of the premises and thereby terminate this Lease or have this Lease continue in full force and effect with Tenant at all times having the right to possession of the premises. Such property so removed may be stored in a public warehouse or elsewhere at the cost and for the account of Tenant. Upon such termination Landlord, in addition to any other rights and remedies (including rights and remedies under Subparagraphs (1), (2) and (4) of Subdivision (a) of Section 1951.2 of the California Civil Code of any amendment thereto), shall be entitled to recover from Tenant the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided. The worth at the time of award of the amount referred to in subparagraphs (1) and (2) of Subdivision (a) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the maximum rate allowed by law. The worth at the time of the award of the amount referred to in subparagraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus 1%.

         Any proof by Tenant of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use of the premises and in the same geographic vicinity and such two real estate brokers shall select a third licensed real estate broker and the three licensed real estate brokers so selected shall determine the amount of rental loss that could be reasonably avoided for the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

         Should Landlord, following any breach or default of this Lease by Tenant, elect to keep this Lease in full force and effect, with Tenant retaining the right to possession of the premises (notwithstanding the fact the Tenant may have abandoned the leased premises), then Landlord, besides the rights and remedies specified in Section 1951.4 of the California Civil Code "(lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations)" and all other rights and remedies Landlord may have at law or equity, shall have the right to enforce all of Landlord's rights and remedies under this Lease. Notwithstanding ant such election to have this Lease remain in full force and effect, Landlord may at any time thereafter elect to terminate Tenant's right to possession of said premises and thereby terminate this Lease for any previous breach or default which remains uncured, or for any subsequent breach or default.




                                       11.

         25. DESTRUCTION OR DAMAGE.

                  (a) In the event the Premises or a portion of the Building is damaged by fire or other insured casualty, Landlord shall diligently repair the same to the extent possible with the insurance proceeds received by Landlord, subject to the provisions of this Section hereinafter set forth, if such repairs can in Landlord's reasonable opinion be completed within 120 days after issuance of a building permit therefor under the laws and regulations of federal, state and local governmental authorities having jurisdiction thereof. In such event this Lease shall remain in full force and effect except that if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, contractors, employees, subtenants, licensees, invitees or visitors, an abatement of basic rent shall be allowed Tenant for such part of the Premises as shall be rendered unusable or inaccessible by Tenant in the conduct of its business during the time such part is so unusable. Notwithstanding the foregoing, if such damage shall occur during the final year of the term of this Lease, Landlord shall not be obligated to repair such damage, but may instead elect to terminate this Lease upon written notice given to Tenant within 30 days after the date of such fire or other casualty, in which event this Lease shall terminate as of the termination date specified in Landlord's notice.

                  (b) See Addendum.

                  (c) A total destruction of the Building automatically shall terminate this lease. Landlord and Tenant acknowledge that this Lease constitutes the entire agreement of the parties regarding events of damage or destruction, and Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and any similar statute nor or hereafter in force.

                  (d) If the Premises are to be repaired under this Section, Landlord shall repair at its cost any injury or damage to the building itself, and the initial improvements made by landlord pursuant to Exhibit B, Tenant shall pay the cost of repairing or replacing all other improvements in the Premises and Tenant's trade fixtures, furnishings, equipment and other personal property.

         26. EMINENT DOMAIN. If all or any part of the premises shall be taken or appropriated by any public or quasipublic authority under the power of eminent domain, and such taking will substantially impair Tenant's use of the premises for more than 90 days, either party hereto shall have the right, at its option, to terminate this Lease. If all of the building of which the premises are a party shall be taken or appropriated by any public or quasi-public authority under any power of eminent domain, Landlord may terminate this Lease. In either of such events, Landlord shall be entitled to and Tenant upon demand of Landlord shall assign to Landlord any rights of Tenant to any and all income, rent, award, or any interest therein whatsoever excluding any award compensating Tenant for relocation costs of personal property or equipment of Tenant which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord or the condemnor for the value of any unexpired term of this Lease. If a part of the premises shall be so taken or appropriated and neither party hereto shall elect to terminate this lease, and rent thereafter to be paid shall be equitably reduced.




                                       12.

         27. PLATS AND RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this lease are a part hereof.

         28. SALE BY LANDLORD. See Addendum. In the event the original Landlord hereunder, or any successor owner of the building, shall sell or convey the Building, including an involuntary transfer and the owner shall assume Landlord's obligations under the Lease, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease, accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner. If any security be given by Tenant to secure the faithful performance of all or any of the covenants of this Lease on the part of Tenant, Landlord shall transfer and/or deliver the security, to the successor in interest of Landlord, and thereupon Landlord shall be discharged from any further liability in reference thereto. Except as set forth in this Paragraph 28, this Lease shall not be affected by any such sale or conveyance.

         29. ESTOPPEL CERTIFICATES. At any time and from time to time, upon not more than ten (10) days prior request by Landlord, Tenant or Landlord shall execute, acknowledge and deliver to the other party a statement certifying the date of commencement of this Lease, stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and the date and nature of such modifications) and the dates to which the rent has been paid, and setting forth such other matters as may reasonably be requested by Landlord or Tenant. Landlord and Tenant intend that any such statement delivered pursuant to this paragraph may be relied upon by any mortgagee or the beneficiary of any Deed of Trust or by any purchaser or prospective purchaser of the building.

         30. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be kept and performed by Tenant under any of the terms of this Lease shall be performed by Tenant and Tenant's sole cost and expense and without any abatement of rent except as otherwise provided herein. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) business days after notice thereof by Landlord, Landlord may, but shall not be obligated to, and without waiving any default of Tenant or releasing Tenant from any obligations of Tenant hereunder, make any such payment or perform any such other act on Tenant's part to be made or performed as in this lease provided. All sums so paid by the Landlord and all necessary incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by the Landlord, shall be paid to landlord forthwith on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in payment of rent.

         31. ATTORNEY FEES. If as a result of any breach or default on the part of Tenant under this Lease, Landlord uses the services of any attorney in order to secure compliance with this Lease, Tenant shall reimburse Landlord upon demand as additional rent for any and all attorneys' fees and expenses incurred by Landlord, whether or not formal legal proceedings are instituted. Should either party being action against the other party, by reason or of alleging the




                                       13.

failure of the other party to comply with any or all of its obligations hereunder, whether for declaratory or other relief, then the party which prevails in such action shall be entitled to its reasonable attorneys' fees and expenses related to such action, in addition to all other recovery or relief. A party shall be deemed to have prevailed in any such action (without limiting the generality of the foregoing) if such action is dismissed upon the payment by the other party of the sums allegedly due or the performance of obligations allegedly not complied with, or if such party obtains substantially the relief sought by it in the action, irrespective of whether such action is prosecuted to judgment. In addition, if either party to this Lease becomes a party to or is involved in any way in any action concerning this Lease or the Premises by reason in whole or in part of any act, neglect, fault or omission of any duty by the other party, its employees or contractors, the party subjected to said involvement shall be entitled to reimbursement for any and all reasonable attorneys' fees and costs.

         32. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant or mutual cancellation thereof shall not work a merger and, at the option of Landlord, shall terminate all or any existing subleases or subtenancies, or at the option of Landlord, may operate as an assignment to Landlord of any or all such subleases or subtenancies.

         33. WAIVER. The waiver by Landlord or Tenant of performance of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         34. NOTICES. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be delivered personally or sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the premises, or at such other place as Tenant may from time to time by like notice designate. All notices and demands by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at 290 San Bruno Avenue, San Francisco, California 94103 or at such other place as Landlord may from time to time by like notice designate.

         35. NOTICE OF SURRENDER. At least sixty (60) days before the last day of the term hereof, Tenant shall give to Landlord a written notice of intention to surrender the premises on that date, but nothing contained herein or any failure to give such notice shall be construed as an extension of the term hereof or as consent of Landlord to any holding over by tenant.

         36. DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant," as used herein shall include the feminine and neuter. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The marginal headings and titles to the paragraphs of the Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.




                                       14.

         37. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and each and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the premises are located.

         38. SUCCESSORS. Subject to the provisions of Paragraph 14 hereof, the covenants and conditions herein contained shall be binding upon and inure to the benefits of the heirs, successors, executors, administrators and assigns of the parties hereto.

         39. ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant and no promises or representations, express or implied, either written or oral, not herein set forth shall be binding upon or inure to the benefit of Landlord or Tenant. This Lease shall not be modified by any oral agreement, either express or implied, and all modifications hereof shall be in writing and signed by both Landlord and Tenant.

         40. LATE CHARGE. In the event Tenant shall fail to pay any rents or sums due hereunder within five (5) days of the due date herein provided, then and in that event the amount so due and unpaid shall bear a late charge equal to five percent (5%) of the amount due together with interest accruing from the date due at the rate set forth in Paragraph 5(c) above, which late charge and interest shall be payable forthwith upon demand. (The foregoing shall be in addition to any other right or remedy of Landlord.)

         41. NO DISCRIMINATION. Tenant agrees for Tenant and Tenant's heirs, executors, successors and assigns and all persons claiming under or through Tenant, and this Lease is made and accepted upon the following conditions; that there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, sex, religion, marital status, ancestry or national origin (whether in the use, occupancy, subleasing, transferring, tenure or enjoyment of the Premises or otherwise) nor shall Tenant or any person claiming through or under Tenant establish or permit any such practice or practices of discrimination or segregation with reference to or arising out of the use or occupancy of the Premises by Tenant or any person claiming through or under Tenant.





                                       15.

         42. ADDITIONAL PROVISIONS. The exhibits and addenda listed below are incorporated by reference in this lease.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

LANDLORD:                                 TENANT:

GORR PARTNERS, a California limited       WIRED VENTURES, INC., a Delaware
liability company                         corporation


By:      /s/ Bernard Osher                By:      /s/ Jeff Simon
         -------------------------------           -----------------------------
Its:     Member                           Its:     Chief Financial Officer
         -------------------------------           -----------------------------

Dated:   June 24, 1996                    Dated:   June 21, 1996
         -------------------------------           -----------------------------




                                   SEE YOUR ATTORNEY

This Lease should be given to your attorney for review and approval before you sign it. BOMA makes no representation or recommendation concerning the legal effect, legal sufficiency, or tax consequences of this Lease. These are questions for your attorney.



                                       16.

                                  OFFICE LEASE

                             BASIC LEASE INFORMATION



         This Basic Lease Information shall be completed and signed when all applicable information has been set forth below.

DATE OF LEASE:                      As of June 21, 1996

BUILDING:                           660 Third Street
                                    San Francisco, California

LANDLORD:                           GORR PARTNERS, LLC
                                    a California limited liability company

TENANT:                             WIRED VENTURES, INC.
                                    a Delaware corporation

RENTABLE AREA
OF PREMISES
(ESTIMATED):                        21,255 +/- square feet

RENTABLE AREA
OF BUILDING
(ESTIMATED):                        85,020 +/- square feet

TENANT'S PERCENTAGE
SHARE:                              25%

LEASE
COMMENCEMENT DATE:                  December 15, 1996 (estimated)

LEASE
EXPIRATION DATE:                    The Lease Expiration Date for this
                                    Lease shall be the same as the "Lease
                                    Expiration Date" defined in that certain lease dated November 15, 1995 between Landlord (as landlord) and Hot Wired
                                    Ventures, LLC (as tenant) for the third and fourth floors of the Building.

OPTIONS: One (1) five year option, as described in Paragraph 3 of the Addendum.





                                       i.

MINIMUM MONTHLY
RENT:                Lease Years                       Minimum Monthly Rent
                     -----------                       --------------------
                        1-2                                $ 18,155.31
                        3                                  $ 21,166.44
                        4-5                                $ 23,291.94
                        6-10                               $ 24,354.69

SECURITY DEPOSIT:       $24,354.69 as provided in Paragraph 7 hereof.





                                       ii.

                                    EXHIBITS



                  Exhibit A                 Floor Plan of Premises
                  Exhibit B                 Work Letter
                  Exhibit C                 Memorandum of Lease Term Dates
                  Exhibit D                 Rules and Regulations




                                     ADDENDA



         Addendum 1                 Addendum to Lease



TENANT:                    WIRED VENTURES, INC.
                           a Delaware corporation



                           By:      /s/  Jeffrey Simon
                                   ---------------------------------------------
                                    Jeffrey Simon, Chief Financial Officer

                           Dated:           June 21, 1996


                           Address: 520 Third Street, Fourth Floor San Francisco, California 94107

                           Telephone:       (415) 222-6333
                           Facsimile:       (415) 222-6369







                                      iii.

LANDLORD:                  GORR PARTNERS, LLC
                           a California limited liability company



                           By:       /s/  Bernard Osher
                                    -----------------------------------------
                           Name:     Bernard Osher
                                    -----------------------------------------
                           Its:      Member
                                    -----------------------------------------

                           Dated:           June 24, 1996


                           Address:         290 San Bruno Avenue
                                            San Francisco, CA 94103

                           Telephone: (415)   522-5700
                           Facsimile: (415)   522-5701






                                       iv.

                            ADDENDUM TO OFFICE LEASE



                  This Addendum is attached to and made a part of the Office Lease dated June 21, 1996 (the "Lease), by and between GORR PARTNERS, LLC, a California limited liability company ("Landlord") and WIRED VENTURES, INC., a Delaware corporation ("Tenant"), and the terms and conditions of this Addendum are incorporated into the Lease.

                  1. DEFINITIONS. All defined terms used in this Addendum whether capitalized or in lower case shall have the same meaning as defined in the Lease.

                  2. LEASE COMMENCEMENT DATE.

                           (a) LEASE COMMENCEMENT DATE. The Lease Term shall
commence on the earliest of (i) the date Tenant opens for business in the premises, or (ii) ten (10) days after substantial c0ompletion of the tenant improvements as specified in Exhibit B attached hereto or (iii) December 15, 1996 provided Landlord has substantially completed the tenant improvements as specified in Exhibit B (the "Lease Commencement Date"). The premises shall be deemed substantially completed and possession delivered when Landlord has substantially completed these improvements and has delivered written notice of such substantial completion to Tenant. Tenant agrees to accept delivery of the premises upon delivery of such notice from Landlord. No later than ten (10) days after the delivery of possession of the premises to Tenant, a representative of Landlord and Tenant shall walk through the premises and compile a "punch list" of items for the premises that must be completed or repaired by Landlord in order for Landlord to fulfill all of its construction obligations under the Work Letter. The punch list items shall not expand Landlord's construction obligations beyond those contained in the Work Letter. Once the punch list is compiled, Landlord will work diligently to complete or repair such items within fifteen (15) days unless longer is necessary to complete said items. Landlord and Tenant agree to cooperate in good faith so that Landlord can complete its punch list work and Tenant can complete its fixturization work in the premises with minimum interference to the other. Tenant agrees that within ten (10) days after the Lease Commencement Date has been determined, Tenant will execute and deliver to Landlord a written addendum to this Lease in the form of Exhibit C attached hereto stating the Lease Commencement Date, the Lease Expiration Date, and accepting possession of the premises and acknowledging compliance by Landlord with all of the obligations to construct and deliver possession of the premises. Notwithstanding anything in this paragraph to the contrary, Tenant shall have a period of ten (10) days upon substantial completion of the tenant improvements but prior to the Lease Commencement Date ("Early Entry") during which Tenant shall have access to the Premises on the terms and conditions set forth in this Lease except for rent for purposes of installing and assembling Tenant's fixtures, telecommunications and computers. Tenant shall have no obligation to pay rent during this Early Entry period.

                                       1.

                           (b) DELAY IN COMMENCEMENT. Except for delays caused
by reasons beyond Landlord's control including delays caused by Tenant, delays caused by governmental authorities or other Force Majeure causes ("Excused Delays"), if the Commencement Date has not occurred on or before February 15, 1997, Tenant shall have the right to terminate this Lease upon written notice to Landlord and Landlord and Tenant shall have no further obligations hereunder. Any delays caused by Tenant's failure to comply with the requirements of the Work Letter shall not extend the Lease Commencement Date and, in such case, Tenant's obligations to pay rent and other charges hereunder shall commence on December 15, 1996.

                  3.       OPTION TO EXTEND LEASE TERM.

                           (a)      OPTION TO EXTEND.  Tenant shall have one (1)
one-time option ("Option to Extend") to extend the initial Lease Term ("Initial Term") on the same terms and conditions as set forth in this Lease, except for the minimum monthly rent ("Minimum Rent") and the Base Year, for a period of five (5) years ("Extended Term"). Tenant may exercise the Option to Extend by delivering written notice of exercise ("Option Notice") to Landlord at least eight (8) months but not more than twelve (12) months before the expiration of the Initial Term. In the event Tenant fails to exercise the Option to Extend in strict accordance with the foregoing, the Option to Extend shall expire and be of no further force or effect. If, on the date Tenant gives the Option Notice, a default under the Lease has occurred and is continuing, then the Option Notice shall be of no force and effect. If the time period during which Tenant may exercise the Option to Extend has not expired, Tenant may cure the default and re-submit the Option Notice (if such resubmission is timely made). Additionally,
(i) if a default has occurred and is continuing on the expiration of the Initial Term or, (ii) there have occurred more than three (3) material defaults during the twenty-four (24) months immediately preceding the expiration of the Initial Term, then, notwithstanding a valid exercise by Tenant of the Option Notice, Landlord may, in its sole discretion, elect to have this Lease expire at the end of the Initial Term. The Minimum Rent for the Extended Term shall be determined pursuant to paragraph (b) below. In no event, however, shall the Minimum Rent for the Extended Term be less than the Minimum Rent payable in the last Lease Year of the Initial Term. The Base Year for the Extended Term shall be 2007. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve month period during the term of this Lease ending on December 31, provided that the first Lease Year shall commence upon the Lease Commencement Date and shall end on the next succeeding December 31, and the last Lease Year shall end upon the Lease Expiration Date, unless extended pursuant to the terms hereof.

                           (b) MINIMUM RENT FOR EXTENDED TERM. Minimum Rent for
the Extended Term shall be the Ninety Five Percent (95%) of the Fair Market Rental of the premises as determined below.

                                    (i) DEFINITION. "Fair Market Rental" means
                           the fair market rental per month on similar terms and conditions contained in this Lease for the

                                       2.

                           specific space that constitutes the premises for the five (5) year period constituting the Extended Term, as determined herein. The Fair Market Rental shall take into account only the following factors: (1) such periodic increases as may be part of the fair market rental for the Extended Term, (2) the length of the Extended Term, and (3) the contract rental rate then being charged by other landlords for similar space in comparable buildings in the area in which the premises are located.

                               (ii) DETERMINING FAIR MARKET RENTAL FOR RENEWAL
                           TERM--INITIAL 20-DAY PERIOD FOR NEGOTIATION. After Tenant delivers the Option Notice to Landlord, Landlord and Tenant will commence negotiation, on that date that is six months prior to the expiration of the Initial Term to determine the Fair Market Rental. If Landlord and Tenant have not agreed on the Fair Market Rental within twenty (20) days after such date, then Tenant may elect to have the Fair Market Rental determined by arbitration.

                              (iii) ARBITRATION. The arbitration shall be
                           conducted and determined in the City and County of San Francisco in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration of commercial disputes except to the extent that the procedures mandated by said rules shall be modified as follows:

                                            (A) Tenant shall make demand for
                                    arbitration in writing within ten (10) days of the expiration of the initial twenty (20) day period provided for the determination by Tenant and Landlord of the Fair Market Rental [described in subsection (b)(ii) above], specifying therein the name and address of the person to act as the arbitrator on its behalf. The arbitrator shall be qualified as a real estate appraiser familiar with the Fair Market Rental of first-class commercial office space in the downtown San Francisco area who would qualify as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Failure on the part of Tenant to make a proper demand in a timely manner for such arbitration shall constitute a waiver of the right thereto and acceptance of Landlord's determination of Fair Market Rental. Within fifteen (15) days after the service of the demand for arbitration, Landlord shall give notice to Tenant, specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf who shall be similarly qualified. If Landlord fails to notify Tenant of the

                                       3.

                                    appointment of its arbitrator, within or by the time above specified, then the arbitrator appointed by Tenant shall be the arbitrator to determine the issue.

                                            (B) In the event that two
                                    arbitrators are chosen pursuant to paragraph b(iii)(A) above, the arbitrators so chosen shall, within fifteen (15) days after the second arbitrator is appointed determine the Fair Market Rental. If the two arbitrators shall be unable to agree upon a determination of Fair Market Rental within such 15-day period, they, themselves, shall appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators pursuant to paragraph b(iii)(A). In the event they are unable to agree upon such appointment within seven (7) days after expiration of said 15-day period, the third arbitrator shall be selected by the parties themselves, if they can agree thereon, within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both, may request appointment of such a qualified person by the then Chief Judge of the United States District Court having jurisdiction over the City and County of San Francisco, acting in his private and not in his official capacity, and the other party shall not raise any question as to such Judge's full power and jurisdiction to entertain the application for and make the appointment. The three arbitrators shall decide the dispute if it has not previously been resolved by following the procedure set forth below.

                                             (C) Where an issue cannot be
                                    resolved by an agreement between the two arbitrators selected by Landlord and Tenant or settlement between the parties during the course of arbitrations, the issue shall be resolved by the three arbitrators within fifteen (15) days of the appointment of the third arbitrator in accordance with the following procedure. The arbitrator selected by each of the parties shall state in writing his determination of the Fair Market Rental supported by the reasons therefor with counterpart copies to each party. The arbitrators shall arrange for a simultaneous exchange of such proposed resolutions. The role of the third arbitrator shall be to select which of the two proposed resolutions most closely approximates his determination of Fair Market Rental. The third arbitrator shall have no right to

                                       4.

                                    propose a middle ground or any modification of either of the two proposed resolutions. The resolution he chooses as most closely approximating his determination shall constitute the decision of the arbitrators and be final and binding upon the parties.

                                            (D) In the event of a failure,
                                    refusal or inability of any arbitrator to act, his successor shall be appointed by him, but in the case of the third arbitrator, his successor shall be appointed in the same manner as provided for appointment of the third arbitrator. The arbitrators shall decide the issue within fifteen (15) days after the appointment of the third arbitrator. The decision of the arbitrators shall be binding and conclusive upon the parties. Each party shall pay the fee and expenses of its respective arbitrator and both shall share the fee and expenses of the third arbitrator, if any, and the attorneys' fees and expenses of counsel for the respective parties and of witnesses shall be paid by the respective party engaging such counsel or calling such witnesses.

                                            (E) The arbitrators shall have the
                                    right to consult experts and competent
                                    authorities to obtain factual information or evidence pertaining to a determination of Fair Market Rental, but any such consultation shall be made in the presence of both parties with full right on their part to cross-examine. The arbitrators shall render their decision and award in writing with counterpart copies to each party. The arbitrators shall have no power to modify the provisions of this Lease.

                  4.       TAX INCREASES AND ASSESSMENTS.

                           (a) CHANGE IN OWNERSHIP DURING INITIAL TERM. Not-
withstanding anything contained in Paragraph 6(b) of the Lease, during the Initial Term Tenant shall have no obligation to pay any increases in real property taxes which are attributable to any transaction by Landlord which results in a reassessment of the building other than transactions requested by Tenant after the Lease Commencement Date.

                           (b) PAYMENTS. Tenant shall pay to Landlord monthly as
additional rent during each Lease Year a sum equal to one-twelfth (1/12th) of Tenant's percentage share of the amount of any increase in real property taxes and assessments as described in Paragraph 6 (b) of the Lease, payable on or before the first day of each month during such Lease Year, in advance, in an amount reasonably estimated by Landlord and billed by Landlord to Tenant, and Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. After

                                       5.

Landlord has received the bills for the property taxes and assessments for any year, Landlord shall furnish Tenant with a statement ("Landlord's Tax Statement") setting forth the amount of the Tenant's percentage share of the increase in taxes for such year, which may include any legal fees or expenses incurred by Landlord in seeking the reduction of such taxes. Such statement shall credit Tenant with its proportionate share of any refund of taxes received by the Landlord in the Lease Year and not credited to Tenant and shall be accompanied by a copy of the tax bill, the refund statement and the bill for legal services, if any, received by Landlord. If the actual Tenant's Percentage Share of increases in taxes, including any refund and legal fees, for such year exceeds the estimated amounts paid by Tenant for such year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual increase in taxes payable by Tenant within thirty (30) days after Landlord's Tax Statement has been given to Tenant, and if the total amount paid by Tenant for such year exceeds the actual increase in taxes payable by Tenant for such year, such excess shall be credited against installments of increase in taxes due from Tenant to Landlord until Tenant has fully recouped such excess payment; or, if such excess payment is made during the last Lease Year of the Lease Term, such excess shall be refunded to Tenant, within thirty (30) days after Landlord's delivery of tax statement to Tenant.

                  5.       OPERATING EXPENSE INCREASES.

                           (a)      DEFINITION OF "DIRECT EXPENSES".  Notwith-
standing anything contained in Paragraph 6(c) of the Lease, Direct expenses shall also include: (1) salaries, wages and payroll burden, (2) premiums and other charges incurred by Landlord with respect to fire, other casualty, rent and liability insurance, and, after the Base Year, costs of repairing an insured casualty to the extent of the deductible amount under the applicable insurance policy; (3) telephone, postage, stationery supplies and other reasonable expenses directly incurred in connection with the operation, maintenance or repair of the building; (4) repairs to and physical maintenance of the building, including building systems and appurtenances thereto and normal repair and replacement of worn-out equipment, facilities and installations, but excluding the replacement of major building systems (except as otherwise provided in Paragraph 6(c) of the Lease; (5) rubbish removal, window cleaning, security, plumbing, service contracts for elevator, electrical, telecommunications, cabling, mechanical and other building equipment and systems or as may otherwise be necessary or proper for the operation or maintenance of the building; (6) supplies, tools and equipment used in connection with the operation, maintenance or repair of the building; (7) accounting, legal and other professional fees and expenses; and (8) painting the exterior or the common areas of the building and maintaining the sidewalks and landscaping and public areas of the building.

                           (b) OPERATING COST EXCLUSIONS. Notwithstanding the
provisions of paragraph (a) above, the following shall not be included within Operating Expenses:

                                       6.

                                    (1) Leasing commissions, attorneys' fees,
                           costs, disbursements, and other expenses incurred in connection with negotiations or disputes with tenants, or in connection with leasing, renovating, or improving space for tenants or other occupants or prospective tenants or other occupants of the building.

                                    (2) The cost of any service sold to any
                           tenant (including Tenant) or other occupant for which Landlord is entitled to be reimbursed as an additional charge or rental over and above the basic rent and escalations payable under the lease with that tenant.

                                    (3) any depreciation on the building or
                           property.

                                    (4) Except as otherwise permitted in the
                           Lease, costs of a capital nature, including but not limited to capital improvements and alterations, capital repairs, capital equipment, and capital tools as determined in accordance with generally accepted accounting principles.

                                    (5) Expenses in connection with services or
                           other benefits of a type that are not provided to Tenant but which are provided another tenant or occupant of the building or property.

                                    (6) Costs incurred due to Landlord's
                           violation of any terms or conditions of this Lease or any other lease relating to the building or property.

                                    (7) Overhead profit increments paid to Land-
                           lord's subsidiaries or affiliates for management or other services on or to the building or for supplies or other materials to the extent that the cost of the services, supplies, or materials exceeds the cost that would have been paid had the services, supplies, or materials been provided by unaffiliated parties on a competitive basis.

                                    (8) All interest, loan fees, and other
                           carrying costs related to any mortgage or deed of trust or related to any capital item, which is an excluded operating cost under the Lease, and all rental and other payable due under any ground or underlying lease, or any lease for any equipment ordinarily considered to be of a capital nature (except janitorial equipment which is not affixed to the building).

                                    (9) Any compensation paid to clerks, attend-
                           ants, or other persons in commercial concessions operated by Landlord.

                                       7.

                                    (10) Advertising and promotional
                           expenditures.

                                    (11) Costs of repairs and other work
                           occasioned by fire, windstorm, or other casualty of an insurable nature to the extent Landlord receives insurance proceeds to cover such costs.

                                    (12) Any costs, fines, or penalties incurred
                           due to violations by Landlord of any governmental rule or authority, this Lease or any other lease in the property, or due to Landlord's negligence or willful misconduct.

                                    (13) Management costs to the extent they
                           exceed management costs charged for similar facilities in the area and in any event, to the extent they exceed six percent (6%) of all other Operating Expenses.

                                    (14) Costs for sculpture, paintings, or
                           other objects of art (nor insurance thereon or extra-ordinary security in connection therewith).

                                    (15) Wages, salaries, or other compensation
                           paid to any executive employees above the grade of building manager.

                                    (16) The cost of correcting any building
                           code or other violations which were violations prior to the Commencement Date.

                                    (17) the cost of containing, removing, or
                           otherwise remediating any contamination of the property (including the underlying land and ground water) by any Hazardous Substances, as defined in Paragraph 8(b) of this Addendum, (including, without limitation, asbestos and "PCB's") where such contamination was not caused by Tenant or any employee, agent or invitee of Tenant.

                                    (18) Any other expense that under generally
                           accepted accounting principles and practice consistently applied would not be considered a normal maintenance or operating expense.

                           (c)      PAYMENT OF INCREASES IN DIRECT EXPENSES.
Tenant shall pay to Landlord monthly as additional rent during each Lease Year a sum equal to one-twelfth (1/12th) of Tenant's percentage share of increases in Direct expenses for such Lease Year, payable on or before the first day of each month of such Lease Year, in advance, in an amount reasonably estimated by Landlord and billed by Landlord to Tenant, and Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. Within ninety (90) days after the end of each Lease Year, Landlord shall furnish Tenant with a statement ("Landlord's Expense Statement"), setting forth in reasonable detail the Direct expenses for such Lease Year, and

                                       8.

Tenant's Percentage Share of increases in Direct expenses over the Base Year. If the actual increase in Direct expenses for said Lease Year exceed the estimated increase in Direct expenses paid by Tenant for such year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual increase in Direct expenses within thirty (30) days after Landlord's Expense Statement has been given to Tenant, and if the total amount paid by Tenant for any such year exceeds the actual increase in Direct expenses for such year, such excess shall be credited against installments of the estimated increase in Direct expenses due from Tenant to Landlord hereunder until Tenant has fully recouped such excess payment; or, if such excess payment is made during the last Lease Year of the Initial Term, such excess shall be refunded to Tenant within thirty (30) days after Landlord's delivery of Operating Expense Statement to Tenant. Tenant shall have no obligation to pay any amounts hereunder if Landlord's Expense Statement is not delivered within three (3) years after the end of such Lease Year. A Landlord's Expense Statement for any Lease Year shall be conclusively deemed to be correct if not objected to by Tenant, Landlord or Landlord's successor within three years following the expiration of such Lease Year. Tenant hereby waives the benefit of any statute of limitations that would extend Tenant's right to challenge the propriety of any Direct expenses contained in any Landlord's Expense Statement beyond the three year period agreed to in the preceding sentence.

                           (d) TENANT'S AUDIT RIGHTS. Within ninety (90) days
after receipt of Landlord's statement setting forth actual Operating Expenses and Direct Expenses (the "Statement"), Tenant shall have the right to audit at Landlord's local offices, at Tenant's expense, Landlord's accounts and records relating to Operating Expenses and Direct Expenses. Such audit shall be conducted by a certified public accountant approved by Landlord, which approval shall not be unreasonably withheld. If such audit reveals that Landlord has overcharged Tenant, the amount overcharged shall be paid to Tenant within thirty
(30) days after the audit is concluded. If the Statement exceeds the actual Operating Expenses and Direct Expenses which should have been charged to Tenant by more than seven percent (7%), the cost of the audit shall be paid by Landlord.

                  6.       [PROVISION INTENTIONALLY OMITTED]

                  7. COMPLIANCE WITH COVENANTS. Landlord warrants to Tenant that on the Lease Commencement Date, the premises and all improvements thereon (a) shall be free from material structural defects and (b) shall comply with all applicable covenants and restrictions of record, statutes, ordinances, codes, rules, regulations, orders, and requirements, including, without limitation, Title 24 of the California Administrative Code and the Americans with Disabilities Act. In the event of a breach of any of the foregoing warranties, Landlord shall rectify such breach at its sole cost and expense. Nothing contained herein shall constitute a warranty by Landlord of the plans and specifications for the premises as prepared by Tenant's architect pursuant to the Work Letter.

                                       9.

                  8.       COMPLIANCE WITH LAWS.

                           (a) TENANT'S USE OF HAZARDOUS SUBSTANCES. In addition
to the provisions of Paragraph 9 of the Lease, Tenant shall not use, store, dispose, release, discharge, transport or generate (collectively "Use of Hazardous Substances") any Hazardous Substances (as defined below), in, on, to, under, from or about the premises or the building without Landlord's prior written consent, which consent may be granted on conditions or withheld in Landlord's sole and absolute discretion. Tenant warrants and agrees that if Landlord grants its consent to Tenant's Use of Hazardous Substances, such Use of Hazardous Substances shall be conducted in strict accordance with all Environmental Laws (as defined below) and prudent business practices. Any consent or approval by Landlord of Tenant's Use of Hazardous Substances shall not constitute an assumption of risk respecting the same nor a warranty or certification by Landlord that Tenant's proposed Use of Hazardous Substances is safe or reasonable or in compliance with Environmental Laws. Tenant shall maintain current all permits required for its operations, including, without limitation, those for the Use of Hazardous Substances. Tenant shall keep and maintain the premises in compliance with all, and shall not cause or permit the premises and the activities conducted thereon by Tenant to be in violation of any, Environmental Laws. Tenant shall not undertake any remedial action with respect to any release of Hazardous Substances or to comply with any violation of any Environmental Law without obtaining the prior written consent of Landlord which shall not be unreasonably withheld or delayed unless any delay in undertaking any such remedial action may expose Tenant to any liability. If Tenant's use of Hazardous Substances results in an increase in the premiums of any insurance that Landlord is required to maintain under this Lease, then Tenant shall pay the amount of such increased premiums. Additionally, Landlord may require that Tenant procure, at Tenant's sole cost and expense, additional insurance that specifically covers loss or damage to persons or property that may result from Tenant's use of such Hazardous Substances.

                           (b) DEFINITIONS. As used in this Lease, the term
"Hazardous Substances" shall mean any substances or materials which at such time are classified or are considered to be hazardous or toxic under any Environmental Law, including, without limitation, petroleum products, asbestos and PCBs. As used in this Lease, the term "Environmental Laws" shall mean any and all present and future federal, state and local laws (whether under common law, statute, rule, regulation or otherwise), requirements under permits issued with respect thereto, and other requirements of governmental authorities relating to the environment or to any Hazardous Substance (including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as heretofore or hereafter amended from time to time.

                           (c) LANDLORD'S ENVIRONMENTAL INDEMNITY. Landlord
warrants to Tenant that on the commencement of the term hereof, the premises comply with Environmental laws. In the event of a breach of the foregoing warranty, Landlord shall take all reasonable steps to remedy such breach. Landlord shall protect, indemnify, defend,

                                      10.

and hold Tenant harmless from and against any and all liability, loss, suits, claims, actions, costs, and expense (including, without limitation, attorneys' fees) arising from (a) any breach of the foregoing warranty and (b) any contamination of the premises by any Hazardous Substances where such contamination was caused by Landlord. The provisions of this paragraph shall survive the termination of this Lease.

                  9. ALTERATIONS AND RESTORATION OF PREMISES. Notwithstanding anything contained in Paragraph 10 of the Lease, after the Commencement Date, Tenant shall not be required to obtain Landlord's prior written consent for alterations, additions or improvements to or of the premises if the anticipated cost of any such alteration, addition or improvement is less than $7,000; provided, however, that any alteration, addition or improvement, regardless of its anticipated cost, that will affect the structural portions or the mechanical or utility systems of the Building shall require Landlord's prior written consent, which shall not be unreasonably withheld or delayed. Upon the expiration or sooner termination of the Term, upon demand by Landlord, at Tenant's sole cost and expense, Tenant shall with all due diligence:

                           (a) remove any initial Tenant Improvements that were
constructed by Landlord to provide private access from the premises to the third floor of the Building to the extent that the cost of removing such items does not exceed $50,000;

                           (b) remove any alterations, additions or improvements
made by Tenant and designated for removal by Landlord at the time Landlord approves such alterations; and

                           (c) repair any damage to the premises caused by any
such removal pursuant to subparagraphs (a) and (b) above.

                  10.      ASSIGNMENT AND SUBLETTING.

                           (a) For purposes of Paragraph 14(a) of the Lease, it
shall not be unreasonable for Landlord to consider the following, among others:
(a) reputation and character of the proposed assignee or sublessee; (b) the financial worth of the proposed assignee or sublessee; (c) the business experience of the proposed assignee or sublessee; (d) the number of separate uses of the premises and (e) other similar matters. In no event shall it be considered unreasonable for Landlord to withhold its consent to a proposed assignment or sublease if such proposed assignment or sublease would cause Landlord to be in default of a lease with another tenant or occupant of the building. If Landlord approves such assignment or subletting, Tenant shall proceed with such assignment or subletting and such transfer shall be upon and subject to the terms of this Lease and Tenant shall pay Landlord a sum equal to fifty percent (50%) of any rent or other consideration paid to Tenant by any assignee or sublessee which is in excess of the rent then being paid to Landlord by Tenant pursuant to the terms of this Lease net of: (a) leasing commissions;
(b) tenant improvements payable by Tenant; and (c) other transaction costs not to exceed $6,000 in the aggregate including but not limited to attorneys' fees and the Landlord's approval fee.

                                      11.

                           (b) If Tenant delivers a Sublet Notice to Landlord,
the Sublet Notice shall be accompanied by a proposed draft of the assignment or sublease ("Draft"). Landlord shall have fifteen (15) business days after delivery of such Draft to grant its consent or to notify Tenant, in writing, of its intent to withhold consent. If Landlord does not withhold its consent, Tenant shall thereafter deliver a copy of the executed sublease or assignment to Landlord and Landlord shall have five (5) business days thereafter to grant its consent or to notify Tenant in writing, of its intent to withhold consent; provided, however, Landlord shall have no right to withhold its consent if the executed sublease or assignment is substantially the same as the proposed Draft previously approved by Landlord on the same economic terms and conditions as approved by Landlord.

                           (c) Notwithstanding anything contained in Paragraph
14(f) of the Lease, Tenant may assign or sublease this Lease to an affiliate or subsidiary without Landlord's consent. Tenant shall provide Landlord written notice of such assignment or sublease on or before the effective date of such assignment or sublease.

                  11.      UTILITIES AND SERVICES.

                           (a) GENERAL. So long as Tenant is not in material
default in the performance of its obligations under this Lease, Landlord shall:

                                    (1) Operate or cause the operation in season
                           of the heating, ventilating and air-conditioning ("HVAC") system presently serving the premises, at such temperatures and in such amounts as Landlord determines are reasonably required for the comfortable occupancy of the premises or as may be permitted or controlled by applicable laws, ordinances, rules and regulations. Any HVAC provided by Landlord to Tenant shall be at Tenant's sole cost and expense, which shall be an amount equal to Landlord's cost of supplying HVAC to the HVAC zone of which the premises are a part. Tenant shall also be responsible for and shall pay Landlord any additional costs (including, without limitation, the costs of installation of additional HVAC equipment) incurred because of the failure of the HVAC system to perform its function due to arrangement of partitioning in the premises after the initial tenant improvements or changes or alterations thereto, from any use of heat-generating machinery or equipment, from occupancy of the premises exceeding one person per one hundred twenty (120) square feet of rentable area, or for failure of Tenant to keep all HVAC vents within the premises free of obstruction.

                                    (2) Provide access to water in the
                           lavatories in the premises and make customary arrangements with public utilities and/or public agencies to furnish electric current to the premises as

                                      12.

                           specified in Paragraph (G) of the Work Letter. The cost of all electricity serving the Premises shall be paid for by Tenant directly to the utility company. Landlord shall, at its sole cost and expense, install a separate electrical meter in the premises.

                                    (3) Operate, maintain, clean, light, heat,
                           ventilate and air-condition the common areas of the building and provide such security as may be reasonably necessary during business hours only. Landlord shall not be liable to Tenant for losses due to theft or burglary, or for damages or injury done by unauthorized persons in the building. Landlord shall provide elevator service in the building on a 24 hours per day, seven days per week basis.

                                    (4) Provide janitorial service to the
                           building at a standard provided to other comparable office buildings in San Francisco on each weekday, exclusive of Saturday, Sunday and holidays, subject to access being granted to the person or persons employed or retained by Landlord to perform such work at such time as prescribed by Landlord.

                                    (5) Notify Tenant in writing at least
                           forty-eight (48) hours before any intentional shut-down of electrical power or HVAC serving the premises, except in the case of an emergency.

                           Notwithstanding the terms of this Lease to the
contrary, if any building service is interrupted for a period of five (5) consecutive business days due to the gross negligence or willful acts of Landlord, its agents, servants, employees, contractors or subcontractors, or ten
(10) consecutive business days for any other reason and such failure adversely effects Tenant's use of the premises for Tenant's normal business operations, then there shall be an abatement of Base Rent from and after said fifth (5th) or tenth (10th) day, until such services are restored. However, if such failure lasts for one hundred twenty (120) consecutive days, Tenant shall have the option, upon written notice to Landlord, to terminate this Lease. Landlord agrees to use its best efforts to restore such services as soon as possible. If Landlord has not diligently commenced efforts to restore such services within three (3) days of such interruption, Tenant may make any necessary repairs and may deduct the actual cost of such repairs from the next installment or installments of rent due hereunder.

                           (b) SUPPLEMENTARY SERVICES. Tenant shall pay
Landlord, at the charges established by Landlord from time to time, for all supplementary services requested by Tenant, which charges shall be payable by Tenant upon demand by Landlord. Such supplementary services shall include, without limitation, maintenance, repair, janitorial, cleaning and other services provided

                                      13.

during hours other than ordinary business hours and/or in amounts not considered by Landlord as standard.

                           (c) INTERRUPTION OF ACCESS, USE OR SERVICES. Land-
lord shall not be liable for any failure to provide access to or use of the premises, or to furnish any services or utilities when such failure is caused by nature occurrences, riots, civil disturbances, insurrection, war, court order, public enemy, accidents, breakage, repairs, strikes, lockouts, other labor disputes, the making of repairs, alterations or improvements to the premises or the building, the inability to obtain an adequate supply of fuel, gas, steam, water, electricity, labor or other supplies or by any other condition beyond Landlords' reasonable control, and Tenant shall not be entitled to any damages resulting from such failure,nor shall such failure relieve Tenant of the obligation to pay all sums due hereunder or constitute or be construed as a constructive or other eviction of Tenant. If any governmental entity promulgates or revises any statute, ordinance or building, fire or other code, or imposes mandatory or voluntary controls or guidelines on Landlord or the building or any part thereof, relating to the use or conservation of energy, water, gas, steam, light or electricity or the provision of any other utility or service provided with respect to this Lease, or if Landlord is required or elects to make alterations to the building in order to comply with such mandatory or voluntary controls or guidelines, or make such alterations to the building, neither such compliance nor the making of such alterations shall in any event entitle Tenant to any damages, relieve Tenant of the obligation to pay any of the sums due hereunder, or constitute or be construed as a constructive or other eviction of Tenant.

                  12. SUBORDINATION AGREEMENT. Landlord specifically agrees that
(i) Tenant may conclusively rely upon any written notice Tenant receives from the beneficiary of any mortgage or deed of trust ("Lender"), encumbering the building and/or the land upon which the building is situated, notwithstanding any claim by Landlord contesting the validity of any term or condition of such notice, including, but not limited to, any default claimed by Lender and (ii) that Landlord shall not make any claim of any kind against Tenant or Tenant's leasehold interest with respect to amounts paid to Lender by Tenant or any acts performed by Tenant pursuant to such written notice. As a condition to Tenant's execution of this Lease, Landlord hereby covenants and agrees to deliver to Tenant, prior to the Lease Commencement Date, a Subordination, Non-Disturbance and Attornment Agreement executed by Wells Fargo Bank, National Association, in a form reasonably acceptable to Tenant (the "Non-Disturbance"). In the event that Landlord does not deliver the Non-Disturbance to Tenant prior to the Lease Commencement Date, this Lease shall terminate and be of no further force and effect, Landlord shall immediately return to Tenant the Security Deposit and any and all other funds theretofore delivered by Tenant to Landlord, and neither Tenant nor Landlord shall have any further liability under this Lease. Notwithstanding anything in this Lease to the contrary, as a condition to Tenant's subordination to any future mortgages, deeds of trust, or ground or underlying leases affecting the premises, Tenant shall receive a

                                      14.

non-disturbance agreement in a form reasonably acceptable to Landlord and Tenant.

                  13. TENANT'S DEFAULT. Tenant shall be deemed to be in default under this Lease upon the occurrence of any of the following events ("Event of Default"): (a) Tenant shall fail to pay any Rent within five (5) days after the same becomes due and payable; (b) Tenant shall fail to pay any other sum when and as the same becomes due and payable and such failure shall continue for more than five (5) business days after written notice that such payment was not received when due; (c) Tenant shall fail to observe, keep or perform any of the other terms, covenants, agreements or conditions contained in this Lease or in the rules and regulations described in Paragraph 6 above and on the part of Tenant to be observed or performed and such default continues for a period of thirty (30) days after written notice by Landlord and Tenant shall not within said period commence with due diligence the curing of such default or, having so commenced, shall thereafter fail or neglect with due diligence to complete the curing of such default or shall not, in all events, complete the curing of such default within ninety (90) days after the original default notice to Tenant; (d) Tenant shall file a petition for bankruptcy or become insolvent or make a transfer in fraud of creditors, or make an assignment for the benefit of creditors, or commence or there is commenced against Tenant any proceedings of any kind under any provision of the United States Bankruptcy Code or under any other insolvency, bankruptcy or reorganization act and, in the event any such proceedings are involuntary, Tenant is not discharged from the same within ninety (90) days thereafter; (e) a receiver is appointed for a substantial part of the assets of Tenant and is not dismissed or discharged within ninety (90) days; (f) Tenant shall abandon the premises; or (g) this Lease or any estate of Tenant hereunder shall be levied upon by any attachment or execution which is not discharged or bonded against within thirty (30) days.

                  14. BANKRUPTCY OF TENANT. To the extent permitted under then-applicable law, if a petition is filed by or against Tenant for relief under Title 11 of the United States Code, as amended (the "Bankruptcy Code"), and Tenant (including for purposes of this paragraph Tenant's successor in bankruptcy, whether a trustee or Tenant as debtor in possession) assumes and proposes to assign, or proposes to assume and assign, this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who has made a bona fide offer to accept any assignment of this Lease on the terms acceptable to Tenant, then notice of the proposed assignment setting forth (a) the name and address of the proposed assignee, (b) all of the terms and conditions of the offer and proposed assignment, and (c) the adequate assurance to be furnished by the proposed assignee of its future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after the Tenant has made or received such offer, but in no event later than ten (10) days prior to the date on which Tenant applies to a court of competent jurisdiction for authority and approval to enter into the proposed assignment. Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior the date on which the court order authorizing such assignment becomes final and non-appealable, to receive an

                                      15.

assignment of this Lease upon the same terms and conditions, and for the same consideration, if any, as the proposed assignee, less any brokerage commissions which may otherwise be payable out of the consideration to be paid by the proposed assignee for the assignment of this Lease. If this Lease is assigned pursuant to the provisions of the Bankruptcy Code, Landlord: (i) may require from the assignee a deposit or other security for the performance of its obligations under the Lease in an amount substantially the same as would have been required by Landlord upon the initial leasing to a tenant similar to the assignee; and (ii) shall receive, as additional rent, the sums and economic consideration described in Paragraph 7 of this Addendum. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or documentation, to have assumed all of the Tenant's obligations arising under this Lease on and after the date of such assignment. No provision of this Lease shall be deemed a waiver of Landlord's rights or remedies under the Bankruptcy Code to oppose any assumption and/or assignment of this Lease, to require a timely performance of Tenant's obligations under this Lease, or to regain possession of the premises if this Lease has neither been assumed nor rejected within sixty (60) days after the date of the order for relief or within such additional time as a court of competent jurisdiction may have fixed. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code.

                  15. DAMAGE AND DESTRUCTION. This paragraph shall be in replacement of Paragraph 25(b) of the Lease: "Landlord shall notify Tenant within thirty (30) days of the date of a casualty, and such notice shall specify Landlord's architect's or engineer's reasonable estimate as to the time required to rebuild or restore the Premises. If such repairs cannot in Landlord's reasonable opinion be completed within one hundred twenty (120) days after issuance of a building permit therefor or if such damage is uninsured, either Landlord or Tenant may elect to terminate this Lease by giving written notice thereof within sixty (60) days after the date of such fire or casualty. If either Landlord or Tenant elects to terminate this Lease, the Lease shall terminate as of the termination date specified in either party's notice. If neither party elects to terminate the Lease, Landlord shall commence restoration of the premises.

                           If Landlord fails to restore the premises within a
period which is thirty (30) days longer than the period Landlord estimates as the rebuilding period, Tenant may within ten (10) days thereafter terminate this Lease by delivering written notice to Landlord of such termination, in which event this Lease shall terminate as of the date of the giving of such notice.

                           If the damage or destruction to the Premises is of
such a nature that Tenant reasonably determines that such damage or destruction will materially interfere with the conduct of Tenant's business, and Landlord is obligated to restore the Premises under this section, and Landlord fails to restore the

                                      16.

Premises (including reasonable means of access thereto) within said one hundred twenty (120) days, Tenant, at any time thereafter until such restoration is completed, may terminate this Lease by delivering written notice to Landlord of such termination, in which event this Lease shall terminate as of the date of the giving of such notice.

                  16. LIMITATION OF RECOVERY AGAINST LANDLORD. Tenant acknowledges and agrees that the liability of Landlord (which for purposes of this Paragraph shall include all partners, both general and limited, of any partnership and the officers, directors and shareholders of any corporation and the members and managers of any limited liability company) under this Lease shall be limited to its interest in the building, and any judgments rendered against Landlord shall be satisfied solely out of the proceeds of sale of its interest in the building. No officer, member, manager or partner of Landlord shall be named as a party in any suit or action (except as may be necessary to secure jurisdiction over Landlord) and no personal judgment shall lie against Landlord. Tenant agrees that the foregoing covenants and limitations shall be applicable to any obligation or liability of Landlord, whether expressly contained in this Lease or imposed by statute or at common law. The foregoing provisions are not intended to relieve Landlord from the performance of any of Landlord's obligations under this Lease, but only to limit the personal liability of Landlord in case of recovery of a judgment against Landlord.

                  17. AUTHORITY. Each of the persons executing this Lease on behalf of the Tenant does hereby covenant and warrant that Tenant is duly organized and validly existing, that Tenant has and is qualified to do business in California, that Tenant has full right and authority to enter into this Lease and to carry out the transactions contemplated herein, and that each person signing on behalf of Tenant is authorized to do so.

                  18. BASIC LEASE INFORMATION. At such time as all the Lease terms called for in the Basic Lease Information attached hereto have been finally determined in accordance with the provisions of this Lease, the Basic Lease Information shall be completed and signed by the parties and shall thereafter be a final and binding agreement of the parties as to the terms and conditions set forth therein.

                  19. NO CONSTRUCTION AGAINST PREPARER. This Lease has been prepared by Landlord and its professional advisors and reviewed by Tenant and its professional advisors. Landlord, Tenant, and their separate advisors believe that this Lease is the product of all of their efforts, that it expresses their agreement, and that it should not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in preparing it.

                  20. FORCE MAJEURE. In addition to specific provisions of this Lease, the time within which a party is to perform an obligation under this Lease shall be extended on a day for day basis to the extent such performance is delayed as a result of labor or supply difficulties, inclement weather, acts of God,

                                      17.

government regulation, additions, modifications or withdrawals of, or delays in obtaining, governmental consents or approvals, building moratoria or restrictions, requirements to prepare further environmental impact documents or to conduct further environmental impact studies, or any similar cause beyond the reasonable control or without the fault of the party invoking such extension. Nothing contained in the foregoing sentence, however, shall excuse Tenant from its obligation to timely pay Rent or any other monetary amounts owing under this Lease. Any party invoking an extension under this Paragraph shall immediately notify the other party in writing of the occurrence and nature of the force majeure event and the anticipated delay resulting therefrom.

                  21. SIGNAGE. Tenant may, at Tenant's sole cost and expense, install on the exterior facade of the building as well as on the lobby directory and at the entrance to the premises on both the second floor, and on a flag pole on the roof such signs subject to Landlord's approval which shall not be unreasonably withheld or delayed, and otherwise in accordance with the ordinances of the City of San Francisco.

                  22. PARKING. During the initial term of the Lease, Tenant shall have the right to lease up to thirteen (13) parking spaces in the parking lot located at 676-680 3rd Street, San Francisco, California ("South Spaces") at an initial monthly rental rate of $100 per space ("Parking Rate") on the terms and conditions established by Landlord from time to time for the use of such parking spaces ("Parking Terms"); provided, however, that Tenant's right to lease the South Spaces is expressly contingent on and subject to the continued existence of Landlord's right to the spaces as set forth in that lease dated July 28, 1986 between Williamson Estate, Inc., as landlord, and Landlord, as tenant. Landlord may, at is option, move Tenant's right to the South Spaces to spaces located in the building's north parking lot provided Landlord can guaranty Tenant access to such spaces during the initial term of this Lease. After the first Lease Year, the Parking Rate for all spaces leased by Tenant shall be subject to increase as a result of an increase in the Consumers Price Index ("CPI"), effective on the first day of such Lease Year computed as follows: the then monthly Parking Rate shall be multiplied by a fraction, the numerator of which shall be equal to the index (defined below) available immediately prior to the expiration of the prior Lease Year and the denominator of which shall be equal to the Index available immediately prior to the commencement of the Prior Lease Year. The basis for computing each CPI increase shall be the CPI for All Urban Consumers, San Francisco-Oakland-San Jose area, All Items (1982-84=100), as published by the United States Department of Labor, Bureau of Labor Statistics ("Index"). If publication of the Index by any governmental or private agency is discontinued or if it so modified that it does not accurately reflect the changes in consumer prices from one Lease Year to another then the Landlord and Tenant shall use such other index as is then generally recognized and accepted for similar determination of changes in consumer prices. If the Index is revised, it shall be converted in accordance with the conversion factor published by the Bureau of Labor Statistics or any other governmental agency then publishing same.

                                      18.

                  23. BROKERAGE COMMISSION. The parties hereto acknowledge that no broker or finder has represented either party with respect to this Lease. If a broker or finder claims that it represented Landlord or Tenant in connection with this Lease and that it is entitled to a commission or finder's fee, then the party whom such broker or finder claims to represent (whether Landlord or Tenant) shall indemnify, protect and defend the other from all loss, claim, expense and liability arising out of such claim, including reasonable attorneys' fees.

                  24. SECURITY. At the time of the execution of this Lease, there is no provision for continuous manned security during either standard or non-standard operating hours at the building.

                  25. EXPANSION SPACE - RIGHT OF FIRST REFUSAL. Subject to the terms and conditions of this Paragraph, Tenant shall have the right of first refusal throughout the Initial Term to lease all or a portion of the first floor of the building (the "Expansion Space"), which right may be exercised only by strict compliance with the terms of this Paragraph; provided, however, that such right of first refusal, with respect to the space leased by Tower Records, is subject to and expressly subordinate to the right of Tower Records, a tenant of a portion of the first floor of the building, to extend the term of its lease pursuant to the terms of that lease. During the Lease Term, Landlord shall not enter into a binding lease with any third party tenant for all or any portion of the Expansion Space without first offering such Expansion Space to Tenant as follows:

                           (a) Landlord shall provide Tenant with its right of
first refusal hereunder by notifying Tenant in writing that it has received a bona fide offer from a third party tenant to lease the Expansion Space, or any portion thereof, and offering to lease such premises to Tenant (the "Offer") on all the same terms and conditions as this Lease, except as follows: (i) the term of any lease for the Expansion Space shall be co-terminus with this Lease, including any renewal options; and (ii) Landlord shall have no obligation to perform or pay for any Base Building Work (as defined in the Work Letter attached hereto) except for demolition, HVAC, code required upgrades, and electrical work required to enable Tenant to occupy the Expansion Space ("Expansion Base Building Work"), and Landlord's obligation to perform or pay for such Expansion Base Building Work and for any Tenant Improvements (as defined in the Work Letter) shall be reduced proportionately as follows:

                                    (1) the total cost to Landlord for Tenant
                           Improvements relating to the Expansion Space shall not exceed the product of (x) $17.75 per rentable square foot of the Expansion Space, multiplied by (y) a fraction (the "Remaining Term Fraction"), the numerator of which is the number of full calendar months remaining in the Initial Term following Tenant's scheduled occupancy date in the Expansion Space, and the denominator of which is 120 months; and

                                      19.

                                    (2) the total cost to Landlord for the
                           Expansion Base Building Work relating to the
                           Expansion Space shall not exceed the product of (x) the cost of all such work required for the Expansion Space multiplied by (y) the Remaining Term Fraction; provided, however, that no such limitation or proration of Landlord's cost shall apply if either of the following conditions is satisfied: (A) the Remaining Term Fraction (expressed as a percentage) is more than sixty percent (60%); or (B) concurrently with accepting the Offer in accordance with subparagraph (c) below Tenant also validly and irrevocably exercises the Option to Extend pursuant to Paragraph 3 of this Addendum (which concurrent exercise of the Option to Extend shall be permitted notwithstanding the 12-month time limitation contained in the second sentence of said Paragraph
                           3).

                           (b) In addition, any new lease for the Expansion
Space, or any portion thereof, executed pursuant to this right of first refusal (an "Expansion Lease") shall contain provisions that provide for the following:

                                    (i) Any default under this Lease shall
                           constitute a default under the Expansion Lease, and it is agreed that any default under any Expansion Lease shall constitute a default under this Lease.

                                    (ii) Neither the Option to Extend provided
                           under Section 3 above nor any renewal or extension option contained in any Expansion Lease may be exercised by Tenant singly, but both must be exercised, if at all, concurrently with each other. Any attempted or purported exercise in violation of this provision shall be void and of no force or effect for any purpose.

                           (c) The Expansion Lease shall take the form of an
amendment to this Lease in form mutually acceptable to Landlord and Tenant and in compliance with this Paragraph to be executed within five (5) business days after Tenant's acceptance of the Offer.

                           (d) If Tenant fails to deliver its written acceptance
of the Offer in the manner required above within such five (5) business day period, or if an Expansion Lease for the Expansion Space consistent with the Offer is not signed by Tenant within the time required by subparagraph (c) above, then Landlord shall have the right to lease all or any portion of the Expansion Space covered by the Offer to any other person on any terms or conditions whatsoever, regardless whether such terms and conditions are more or less favorable than those offered to Tenant.

                           (e) Tenant shall have no right to exercise any right
of first refusal hereunder if, at the time Landlord desires to enter into a lease with another tenant for all or any portion

                                      20.

the Expansion Space, an Event of Default has occurred and is continuing.

                  26. RIGHT OF FIRST REFUSAL TO PURCHASE BUILDING. Before consummating a voluntary sale of the building at any time during the Initial Term or the Extended Term of this Lease, and so long as no breach or default by Tenant has occurred and is continuing under this Lease, Landlord will notify Tenant of the purchase price and other terms (collectively "Sale Terms") upon which it would be willing to sell the building to Tenant, which Sale Terms shall include an allocation of closing costs in accordance with then prevailing custom in the City and County of San Francisco. Tenant shall notify Landlord in writing within five (5) business days after Landlord's notice whether Tenant is interested in purchasing the building on the Sale Terms ("Tenant's Interest Notice"). If, within twenty-five (25) business days after Tenant's Interest Notice, Tenant unconditionally agrees in writing to purchase the building on the Sale Terms, Tenant shall execute a formal agreement prepared by Landlord for the purchase and sale of the building consistent with the Sale Terms within five (5) days thereafter; provided, however, if the notice of Sale Terms was delivered by Landlord in the form of a proposed contract of sale, then Tenant shall indicate its acceptance of the Sale Terms by signing such proposed contract and the sale shall close within fifteen (15) business days thereafter. If Tenant does not deliver the Tenant's Interest Notice within the five (5) business day period, or its written agreement to purchase the building on the Sale Terms offered in Landlord's notice within such twenty-five day period, or if Landlord and Tenant do not enter into a fully executed agreement for the purchase and sale of the building within such five-day period (if applicable), Landlord shall thereafter have the right to offer and sell the building to any third party on the Sale Terms or any other terms and conditions, so long as the gross purchase price for the building is at least ninety-five (95%) of the purchase price contained in the Sale Terms and the terms of any seller financing, if any, are not substantially less favorable to the purchaser than any such terms contained in the Sale Terms offered to Tenant; provided, however, Landlord may elect to transfer or sell the building to a nonprofit or charitable organization for a lesser amount which amount is ninety-five percent (95%) of the purchase price contained in the Sales Terms adjusted to reflect the economic value of the transaction to Landlord including the tax consequences of such transaction. The right of first refusal shall lapse upon such sale to a third party. Notwithstanding the foregoing, Tenant's right of first refusal to purchase the building under this Paragraph shall not apply to any involuntary sale or disposition of the building, such as by foreclosure, deed-in-lieu of foreclosure, condemnation or sale under threat of condemnation or any change in the percentage ownership among the parties constituting Landlord or any change in the legal entity constituting Landlord.

                  27. LANDLORD'S WARRANTY. Landlord hereby warrants it is the fee owner of the premises, that it has authority to enter into this Lease, and that it shall take all actions necessary, at its expense, to defend Tenant's quiet enjoyment of the premises.

                                      21.

                  28. LANDLORD'S INDEMNITY. Landlord hereby indemnifies Tenant and its agents, employees and successors and assignees against the following unless caused by the negligence or intentional actions of Tenant, its employees, shareholders, partners, agents, contractors or invitees: (i) any damages and claims arising from Landlord's or Landlord's agents' breach of this Lease; (ii) the negligence or willful misconduct of Landlord or its agents in the building or the premises; and (iii) any causes of action solely related to the building arising prior to the Commencement Date. The foregoing indemnity shall exclude consequential damages unless any damages are caused by the gross negligence or intentional misconduct of Landlord.







                                      22.